Exhibit 99.1

PRESS RELEASE

VCG Holding Corp (ticker: PTT, exchange: AMEX) News Release

May 18, 2005

VCG Holding Corp. Announces That Its Public Financial Reports for the Year Ended December 31, 2004 Will Be Restated; Company Cautions That Those Financial Statements and Certain Other Publicly Released Financial Information Should Not Be Relied Upon

Denver, CO – (Business Wire) – May 18, 2005 – VCG Holding Corp. (AMEX: PTT), (VCG) an owner, consolidator and operator of adult nightclubs, announced today that it will restate the results of its operations for the year ended December 31, 2004 (“Fiscal 2004”) and that the previously issued financial statements for that period, together with the auditor’s report thereon, for that period should not be relied upon until restated financial information is filed with the SEC. The Fiscal 2004 financial statements will be restated to increase the loss from the operations of a discontinued component by $530,780, as explained below. The restatement will also increase the Company’s net loss for Fiscal 2004 by $530,780 or $.06 per share. Currently, the Company anticipates that the Fiscal 2004 results of continuing operations will not be affected.

The Company also announced that in connection with the restatement of Fiscal 2004, it intends to review certain aspects of its accounting for the results of operations for the interim periods June 30, 2004 and September 30, 2004, as discussed below, and therefore, cautions that the financial statements for those periods should also not be relied upon until the Company either announces that its review of those interim 2004 financial statements has indicated that no changes to the financial statements for one or more of those interim periods are needed or files restated financial information for one or more of those interim periods with the SEC.

The restatement of the results of operations for Fiscal 2004 will affect the loss from the Tennessee Restaurant Concepts, Inc. (“TRC”), a discontinued component of VCG’s business. In December, 2004 the Company entered into an agreement to sell TRC, a Memphis, Tennessee entity acquired by the Company in 2002, which sale closed in January 2005. As a result, in the fourth quarter of Fiscal 2004 the Company reclassified TRC’s assets as assets held for sale and TRC’s results of operations as operations of a discontinued component. Included in the fiscal 2004 loss from the operations of the discontinued component was an impairment loss of $272,792 on certain assets of the component, which were written down to fair value prior to the sale.

However, the Company has now determined that in measuring and recording that impairment loss it inadvertently failed to include $530,780 of goodwill attributable to TRC. The restatement of the 2004 results of operations will increase the loss from discontinued components to include the write-off of this goodwill.

In connection with this restatement of the results of operations for Fiscal 2004, the Company has determined that it will review the impairment tests for the long-lived assets and goodwill of TRC performed under Statement of Financial Accounting Standards (“SFAS”) No. 144 (for long-lived assets other than goodwill) and SFAS No. 142 (for goodwill) as of June 30, 2004 and September 30, 2004 to determine whether any of the impairment recorded in the fourth quarter of fiscal 2004 should have been recorded in a prior interim period(s) of Fiscal 2004. In addition, the Company intends to review whether the assets and operations of TRC should have been reclassified as assets held for sale and operations of a discontinued component as of September 30, 2004.

As a result, the Company at this time cannot state whether some or all of the additional $530,780 loss to be recorded in the results of operations for Fiscal 2004 will be recorded in any one or more of the interim periods ended June 30, 2004 or September 30, 2004, or whether as of September 30, 2004 the results of TRC’s operations, including any impairment loss that is recorded as of that period, will be classified as continuing or discontinued operations.

The error in the measurement of the impairment loss recorded for Fiscal 2004 was discovered in the process of the Company’s preparation of its Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005. The Company, under the supervision of its Audit Committee and with the assistance of independent counsel which in turn is assisted by an independent accounting expert, is inquiring into the circumstances relating to the foregoing error to assure that there are no other financial reporting or disclosure control items that may be of concern. Due to the ongoing nature of this inquiry, the Company is unable to assess definitively the impact such inquiry may have upon its prior public reports. Once the ongoing inquiry is completed and the results are finalized, the Company will restate its financial statements, as may be appropriate. The Company has not yet determined what changes will be required to the previously reported results of operations or financial position in response to the inquiry. The Company is hopeful that it will be able to complete its inquiry and to publish restated financial statements by May 25, 2005.

On April 21, 2005, the Company issued a press release containing Fiscal 2004 results, which press release was filed with the SEC in a Current Report on Form 8-K. The information contained in that press release did not reflect the effects of the foregoing.

The Company urges the marketplace not to rely on the Company’s previously issued financial statements for Fiscal 2004 and the interim periods within Fiscal 2004 until the publication of the restated financial statements by the Company.

About VCG Holding Corp.

VCG Holding Corp. is an owner, operator and consolidator of adult nightclubs throughout the United States. The Company currently owns six adult nightclubs and operates seven more clubs under management agreements. The owned and managed clubs are located in Indianapolis, St. Louis, Denver, Phoenix, and Louisville.

Forward-looking statements

Statements contained in this press release concerning future results, performance or expectations are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as assumptions on which such statements are based. All forward-looking statements in this press release are based upon information available to the Company on the date of this press release. Forward-looking statements involve a number of risks and uncertainties, and other factors, that could cause actual results, performance or developments to differ materially from those expressed or implied by those forward-looking statements including the following: failure of facts to conform to necessary management estimates and assumptions; the Company’s ability to identify and secure suitable locations for new nightclubs on acceptable terms, open the anticipated number of new nightclubs on time and within budget, achieve anticipated rates of same-store sales, hire and train additional nightclub personnel and integrate new nightclubs into its operations; the continued implementation of the Company’s business discipline over a large nightclub base; unexpected increases in cost of sales or employee, pre-opening or other expenses; the economic conditions in the new markets into which the Company expands and possible uncertainties in the customer base in these areas; fluctuations in quarterly operating results; seasonality; changes in customer spending patterns; the impact of any negative publicity or public attitudes; competitive pressures from other national and regional nightclub chains; business conditions, such as inflation or a recession, or other negative effect on nightclub patterns, or some other negative effect on the economy, in general, including (without limitation) growth in the nightclub industry and the general economy; changes in monetary and fiscal policies, laws and regulations; war, insurrection and/or terrorist attacks on United States soil; and other risks identified from time to time in the Company’s SEC reports, including the Annual Report on Form 10-KSB for 2004, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K, registration statements, press releases and other communications. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Contact:

Troy H. Lowrie, CEO

Micheal Ocello, President

Donald W Prosser, CFO

VCG Holding Corporation, 390 Union Blvd, Suite 540, Lakewood, Colorado 80228

Telephone 303.934.2424

Facsimile 303.922.0746,

Email: tlowrie@vcgh.com

    mocello@vcgh.com

    dprosser@vcgh.com